UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2024

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered*
Common Stock	PETV	The Nasdaq Stock Market
Warrants	PETVW	The Nasdaq Stock Market

*The Company’s securities were suspended from trading on The Nasdaq Stock Market (“Nasdaq”) on April 5, 2024. The Nasdaq Hearing Panel affirmed the decision to delist the Company’s securities from Nasdaq on June 24, 2024. The Nasdaq Board of Directors declined to review the decision of the Hearing Panel on July 25, 2024. . The Company’s common stock and warrants will not be delisted from Nasdaq until all available review and appeal procedures and periods available under the Nasdaq Listing Rules have expired. Following the expiration of all review periods, the Company expects that a Form 25 will be filed by Nasdaq with the Securities and Exchange Commission, which would formally remove the Company’s common stock and warrants from listing and registration on Nasdaq.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 25, 2024, PetVivo Holdings, Inc. (the “Company”) received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) informing it that the Nasdaq Board of Directors has declined to review the June 24, 2024 decision of the Nasdaq Listing and Hearing Review Council to delist the Company’s common stock (“Common Stock”) and warrants (“Warrants”) from trading on Nasdaq. The Company can appeal this decision to the Securities and Exchange Commission (“SEC”) as provided by Rule 420 of the SEC Rules of Practice. The Company has decided that it will not file an appeal of this decision to the SEC.

On July 26, 2024, the Company informed the staff of Nasdaq that it would not appeal this decision to the SEC and would transition the listing of its Common Stock and Warrants to the OTCQB® Venture Market (“OTCQB Market”)., where its Common Stock and Warrants will begin trading on July 29, 2024. The Company anticipates that Nasdaq will file a Form 25 with the SEC which will formally delist the Company’s Common Stock and Warrants from Nasdaq in the near future. The Company has not been notified when such Form 25-NSE will be filed, or otherwise informed by Nasdaq of when the delisting of its securities from Nasdaq is expected to occur.

The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, following the delisting of its from Nasdaq.

Item 8.01 Other Events.

On July 26, 2024, the Company received was approved for trading on the OTCQB Market. The Company’s Common Stock and Warrants will began trading on the OTCQB Market effective as of the opening of trading on July 29, 2024, under the symbols “PETV” and “PETVW”, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized

PETVIVO HOLDINGS, INC.

Date: July 29, 2024	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer